                                                              EXHIBIT 10.21

THE SECURITIES REPRESENTED BY THIS WARRANT AND THE COMMON STOCK ISSUABLE THEREBY HAVE NOT BEEN AND WILL NOT BE, EXCEPT AS PROVIDED IN THE REGISTRATION RIGHTS AGREEMENT REFERRED TO BELOW, REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS

                                  WARRANT

                        to Purchase Common Stock of

                        MILLER EXPLORATION COMPANY

                        Expiring on April 15, 2002

     This Common Stock Purchase Warrant (the "WARRANT") certifies that for value received, Veritas DGC Land, Inc., a Delaware corporation ("VERITAS"), or its assigns, is entitled to subscribe for and purchase from Miller Exploration Company, a Delaware corporation (the "COMPANY"), in whole or in part, shares of Common Stock, par value $0.01 per share, of the Company ("COMMON STOCK") in an amount equal to the Warrant Shares (as hereinafter defined) at the Exercise Price (as hereinafter defined), subject, however, to the provisions and upon the terms and conditions hereinafter set forth. The number Warrant Shares purchasable hereunder and the Exercise Price therefor are subject to adjustment as hereinafter set forth. This Warrant and all rights hereunder shall expire at 5:00 p.m., Houston, Texas time, on April 15, 2002.


                                 ARTICLE I

                                DEFINITIONS

     As used herein, the following terms shall have the meanings set forth below:

     1.1 "MARKET PRICE" shall be equal to the weighted average of the closing prices of Common Stock on the Nasdaq National Market System (as reported in the Wall Street Journal), averaged over the five (5) consecutive trading days immediately following the date hereof.

     1.2  "MARKET VALUE" of the Common Stock shall mean:

              (a) If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the National Market System of the National Association of Securities Dealers Automated Quotation System, the closing sales price for the Common Stock, or the mean between the high bid and low asked prices if no sales were reported, as quoted on such system or exchange (or, if the Common Stock is listed on more than one exchange, then on the largest such exchange) for the five trading days preceding the date for which the value is to be determined (or if there are no sales or bids for any such date, then for the last preceding business day on which there were sales or bids), as reported in The Wall Street Journal or similar publication.

              (b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the mean between the high bid and low asked prices for the Common Stock for the five trading days preceding the date for which the value is to be determined (or if there are no quoted prices for any such date, then for the last preceding business day on which there were quoted prices).

              (c) In the absence of an established market for the Common Stock, the Market Value shall be determined in good faith by the Board of Directors of the Company, with reference to the Company's net worth, prospective earning power, dividend-paying capacity and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in its industry and its management, and the values of stock of other corporations in the same or similar lines of business.

     1.3 "NOTE" shall mean that certain promissory note of the Company in the principal amount of $4,696,040.60, payable to Veritas, executed concurrently herewith.

     1.4  "REGISTRATION RIGHTS AGREEMENT" shall mean that certain
Registration Rights Agreement between the Company and Veritas dated as of the date hereof.

     1.5 "WARRANT SHARES" shall initially be an amount equal to nine (9%) percent of the outstanding principal amount of the Note as of the date hereof, divided by the Market Price. On the six month anniversary hereof, the number of Warrant Shares shall be increased by an amount equal to nine (9%) percent of the outstanding principal amount of the Note as of such date, divided by the Market Price. In addition, on each of the one year and 18 month anniversaries of the date hereof, the number of Warrant Shares shall be increased by an amount equal to nine (9%) percent of the outstanding principal amount of the Note as of such date, divided by the Market Value of the Common Stock as of such date; PROVIDED, HOWEVER, that the Company shall have the right to proportionately reduce or eliminate all or any part of such obligation to issue additional Warrant Shares on such one year and/or 18 month anniversaries hereof, by delivering to Veritas and/or its assigns an aggregate amount in cash equal to nine (9%) percent of such then current outstanding principal amount as of such date.

     1.6 "WARRANT" shall mean the right upon exercise to purchase one Warrant Share.


                                ARTICLE II

                           EXERCISE OF WARRANTS

     2.1 TERM; EXERCISE PRICE. The Warrants represented hereby may be exercised by the holder hereof, in whole or in part, at any time and from time to time after the date hereof until 5:00 p.m., Houston, Texas time, on April 15, 2002 ("Term"). Subject to adjustment as provided in ARTICLE IV hereof, the exercise price of the Warrant shall be $0.01 per share of Common Stock ("EXERCISE PRICE").

     2.2 METHOD OF EXERCISE. To exercise the Warrants, the holder hereof shall deliver to the Company, at the Warrant Office designated in SECTION
3.1 hereof, (i) a written notice in the form of the Subscription Notice attached as EXHIBIT A hereto, stating therein the election of such holder to exercise the Warrants in the manner provided in the Subscription Notice; and (ii) payment in full of the Exercise Price (A) in cash or by wire transfer or check for all Warrant Shares purchased hereunder, or (B) through a "cashless" or "net-issue" exercise of each such Warrant based on the Market Value of the Common Stock on the trading day preceding the date of exercise, or (C) a combination of (A) and (B) above. The Warrants shall be deemed to be exercised on the date of receipt by the Company of the Subscription Notice, accompanied by payment for the Warrant Shares and surrender of this Warrant, as aforesaid, and such date is referred to herein as the "EXERCISE DATE." Upon such exercise, the Company shall, as promptly as practicable and in any event within five business days, issue and deliver to such holder a certificate or certificates for the full number of the Warrant Shares purchased by such holder hereunder. As permitted by applicable law, the person in whose name the certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date and shall be entitled to all of the benefits of such holder on the Exercise Date, including without limitation the right to receive dividends and other distributions for which the record date falls on or after the Exercise Date and to exercise voting rights.

     2.3 EXPENSES AND TAXES. The Company shall pay all expenses and taxes (including, without limitation, all documentary, stamp, transfer or other transactional taxes) attributable to the preparation, issuance or delivery of the Warrants and of the shares of Common Stock issuable upon exercise of the Warrants.

     2.4 RESERVATION OF SHARES. The Company shall reserve at all times so long as the Warrants remain outstanding, free from preemptive rights, out of its treasury Common Stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the exercise of the Warrants, a sufficient number of shares of Company Stock to provide for the exercise of the Warrants.

     2.5 VALID ISSUANCE. All shares of Common Stock that may be issued upon exercise of the Warrants will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and, without limiting the generality of the foregoing, the Company shall take no action or fail to take any action which will cause a contrary result (including, without limitation, any action that would cause the Exercise Price to be less than the par value, if any, of the Common Stock).

     2.6 NO FRACTIONAL SHARE. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant. If more than one Warrant shall be presented for exercise at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of whole shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this SECTION 2.6, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash calculated by it to be equal to the Market Value of one share of Common Stock at the time of such exercise multiplied by such fraction computed to the nearest whole cent.

     2.7 CALCULATION OF WARRANT SHARES. Within fifteen (15) days after the date hereof, the parties shall use their best efforts to agree on the initial number of Warrant Shares covered by this Warrant, as shall be evidenced by an acknowledgment executed by the Company and the holder. Furthermore, within fifteen (15) days after each of the six month, one year and 18 month anniversaries of the Note, the parties shall use their best efforts to agree on the number of additional Warrant Shares covered by this Warrant, as shall be evidenced by an acknowledgment executed by the Company and the holder.

                                ARTICLE III

                                 TRANSFER

     3.1 WARRANT OFFICE. The Company shall maintain an office for certain purposes specified herein (the "WARRANT OFFICE"), which office shall initially be the Company's offices at 3104 Logan Valley Road, P.O. Box 348, Traverse City, Michigan 49685-0343, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the holder hereof. The Company shall maintain, at the Warrant Office, a register for the Warrants in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

     3.2 TRANSFER OF WARRANTS. The Company agrees to maintain at the Warrant Office books for the registration and transfer of the Warrants.
The Company, from time to time, shall register the transfer of the Warrants in such books upon surrender of this Warrant at the Warrant Office properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer satisfactory to the Company. Upon any such transfer and upon payment by the holder or its transferee of any applicable transfer taxes, new Warrants shall be issued to the transferee and the transferor (as their respective interests may appear) and the surrendered Warrant shall be canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the transfer of the Warrants hereunder.


                                ARTICLE IV

                               ANTI-DILUTION

     4.1 ANTI-DILUTION PROVISIONS. The Exercise Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Exercise Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     4.2 ADJUSTMENT OF EXERCISE PRICE UPON ISSUANCE OF COMMON STOCK. If and whenever after the date hereof the Company shall issue or sell any Common Stock for no consideration or for a consideration per share less than the Exercise Price then, forthwith, upon such issue or sale, the

Exercise Price shall be reduced to the price (calculated to the nearest one-ten thousandth of a cent) determined by dividing (x) an amount equal to the sum of (i) the aggregate number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by then existing Exercise Price plus (ii) the consideration received by the Company upon such issue or sale by (y) the aggregate number of shares of Common Stock outstanding immediately after such issue or sale. Notwithstanding the provisions of this SECTION 4.2, no adjustment shall be made in the Exercise Price in the event that the Company issues, in one or more transactions,
(I) Common Stock or convertible securities upon exercise of any options issued to officers, directors or employees of the Company pursuant to a stock option plan; (ii) Common Stock upon exercise of the Warrants; (iii) Common Stock upon exercise of any stock purchase warrant or option (other than the options referred to in clause (I) above) or other convertible security outstanding on the date hereof; or (iv) Common Stock issued as consideration in acquisitions.

     4.3 STOCK DIVIDENDS. In case the Company shall declare a dividend or make any other distribution upon any shares of the Company, payable in Common Stock issuable in payment of such dividend or distribution, such issuance shall be deemed to have been issued or sold without consideration.

     4.4 STOCK SPLITS AND REVERSE SPLITS. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased. Conversely, in the event that the outstanding shares of Common Stock shall at any time be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

     4.5 REORGANIZATIONS AND ASSET SALES. If the Company shall effect any reorganization, reclassification or similar change of outstanding shares of the Common Stock (other than as set forth SECTION 4.3 or SECTION 4.4 above), or a consolidation or merger of the Company with another corporation or entity, or a conveyance of all or substantially all of the assets of the Company, this Warrant shall, after such capital reorganization, reclassification, consolidation, merger or conveyance, be exercisable only for the number of shares of stock or other properties, including cash, to which a holder of the number of shares of the Common Stock deliverable upon exercise of this Warrant would have been entitled upon such capital reorganization, reclassification, change, consolidation, merger or conveyance if this Warrant had been exercised immediately prior to the effective date of such event; and, in any such case, appropriate adjustments (as determined by the Company's Board of Directors) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the holders of this Warrant to the end that the provisions set forth in herein shall thereafter be applicable, as nearly as may be reasonable, in relation to any shares of stock or other securities thereafter deliverable upon the exercise of this Warrant.

     4.6 NOTICE OF ADJUSTMENT. Whenever the Exercise Price or the number of Warrant Shares issuable upon the exercise of the Warrants shall be adjusted as herein provided, or the rights of the holder hereof shall change by reason of other events specified herein, the Company shall compute the adjusted Exercise Price and the adjusted number of Warrant Shares in accordance with the provisions hereof and shall prepare an Officer's Certificate setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares issuable upon the exercise of the Warrants or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based. The Company shall cause to be mailed to the holder hereof copies of such Officer's Certificate together with a notice stating that the Exercise Price and the number of Warrant Shares purchasable upon exercise of the Warrants have been adjusted and setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares purchasable upon the exercise of the Warrants.

     4.7 COMPANY TO PREVENT DILUTION. If any event or condition occurs as to which other provisions of this ARTICLE IV are not strictly applicable or if strictly applicable would not fairly protect the exercise or purchase rights of the Warrants evidenced hereby in accordance with the essential intent and principles of such provisions, or that might materially and adversely affect the exercise or purchase rights of the holder hereof under any provisions of this Warrant, then the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise and purchase rights as aforesaid, and any adjustments necessary with respect to the Exercise Price and the number of Warrant Shares purchasable hereunder so as to preserve the rights of the holder hereunder. In no event shall any such adjustment have the effect of increasing the Exercise Price as otherwise determined hereunder.


                                 ARTICLE V

                               MISCELLANEOUS

     5.1 ENTIRE AGREEMENT . This Warrant, together with the Note and the Registration Rights Agreement, contain the entire agreement between the holder hereof and the Company with respect to the Warrant Shares purchasable upon exercise hereof and the related transactions and supersedes all prior arrangements or understandings with respect thereto.

     5.2 GOVERNING LAW; VENUE. The Company hereby irrevocably agrees that any legal proceeding in respect of this Warrant may be brought in the district courts of Harris County, Texas, or in the United States District Court for the Southern District of Texas, Houston Division (collectively, the "SPECIFIED COURTS"). The Company hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts of the State of Texas. The Company hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Warrant, the Note or the Registration Rights Agreement, brought in any Specified Court, and hereby further irrevocably waives any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The Company further irrevocably consents to the service of process out of any of the Specified Courts in any such suit, action or proceeding by the mailing of copies thereof by certified mail, return receipt requested, postage prepaid, to the Company. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT.
 .
     5.3 WAIVER AND AMENDMENT. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant shall be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way effect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Warrant.

     5.4 ILLEGALITY. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

     5.5 COPY OF WARRANT. A copy of this Warrant shall be filed among the records of the Company.

     5.6 NOTICE. Any notice or other document required or permitted to be given or delivered to the holder hereof shall be in writing and delivered at, or sent by telecopy or certified or registered mail to such holder at, the last address shown on the books of the Company maintained at the

Warrant Office for the registration of this Warrant or at any more recent address of which the holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by telecopy or certified or registered mail to, the Warrant Office, or such other address within the continental United States of America as shall have been furnished by the Company to the holder of this Warrant.

     5.7 LIMITATION OF LIABILITY; NOT STOCKHOLDERS. No provision of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notices (other than as herein expressly provided) in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     5.8 EXCHANGE LOSS, DESTRUCTION, ETC, OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity or such other security in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this SECTION 5.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this SECTION 5.8.

     5.9 COMPLIANCE WITH SECURITIES ACT AND APPLICABLE LAW. The Company shall not be required to transfer this Warrant or to sell or issue Warrant Shares if such transfer or issuance would constitute a violation by the Company of any provisions of any law or regulation of any governmental authority. While the Company is required to register the resale of the Warrant Shares by holder(s) pursuant to the Registration Rights Agreement, in the event the Warrant Shares issuable on exercise of this Warrant are not then registered under the Act, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold, transferred or otherwise disposed of except upon such registration or upon receipt by the issuer, in form and substance satisfactory to the issuer, of an opinion of the issuer's counsel that registration is not required for such disposition."

     5.10 REGISTRATION RIGHTS. The Warrants Shares shall be entitled to such registration rights under the Securities Act and under applicable state securities laws as are specified in the Registration Rights
Agreement.

     5.11 HEADINGS. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.







           [The remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.

Dated: April 15, 1999
                                         MILLER EXPLORATION COMPANY


                                         By:  /S/ KELLY E. MILLER
                                         Name:  KELLY E. MILLER
                                         Title:  PRESIDENT